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                        Subsidiaries of the Registrant

             [SUBSIDIARIES OF THE REGISTRANT CHART APPEARS HERE]

CITADEL HOLDING CORPORATION
Date and State of Incorporation:
   March 15, 1983 - Delaware
Date of Initial Stock Issue:
   December 13, 1983
Nature of Business:
   Holding Company

DORAN STREET REAL ESTATE CORPORATION
Date and State of Incorporation:
   September 15, 1993 - Delaware
Percentage of Ownership:
   100% by Citadel Holding Corporation
Nature of Business:
   Real Estate

GATEWAY INVESTMENT SERVICES, INC.
Date and State of Incorporation:
   October 30, 1989 - California
Percentage of Ownership:
   100% by Citadel Holding Corporation
Nature of Business:
   Provides securities and annuity products to Fidelity Federal
   Bank customers through licensed representatives

FIDELITY FEDERAL BANK, a Federal Savings Bank
Date of Charter:
   August 17, 1937
   (as Fidelity Federal Savings and Loan Association)
Date of Name Change to Fidelity Federal Bank, FSB:
   September 28, 1989
Percentage of Ownership:
   100% by Citadel Holding Corporation
Nature of Business:
  Federally Chartered Savings Bank

CHINO EQUITIES, INC.
Date and State of Incorporation:
   December 29, 1983 - California
Percentage of Ownership:
   100% by Fidelity Federal Bank, FSB
Nature of Business:
   Real Estate Investments

CITADEL SERVICE CORPORATION
dba FIDELITY INSURANCE AGENCY OF GLENDALE
Date and State of Incorporation:
   November 19, 1970 - California
Percentage of Ownership:
   100% by Fidelity Federal Bank, FSB
Nature of Business:
   Operates Insurance Agency

CITADEL HOSPITALITY OF CALIFORNIA, INC.
Date and State of Incorporation:
   September 25, 1992 - California
Percentage of Ownership:
   100% by Fidelity Federal Bank, FSB
Nature of Business:
   Holds liquor license for Holiday Inn
   (Long Beach REO #480)

CITADEL HOSPITALITY OF FLORIDA, INC.
Date and State of Incorporation:
   November 21, 1991 - Florida
Percentage of Ownership:
   100% by Fidelity Federal Bank, FSB
Nature of Business:
   Holds liquor license for Holiday Inn
   (Altamonte Springs REO #385)

CITADEL HOSPITALITY OF PENNSYLVANIA, INC.
Date and State of Incorporation:
   November 14, 1989 - Pennsylvania
Percentage of Ownership:
   100% by Fidelity Federal Bank, FSB
Nature of Business:
   Holiday Inn was sold 4/30/90. Liquor license was transferred to new owner. Corporation has no other assets.

FIDELITY NATIONAL TRUST COMPANY
Date of Charter:
   September 23, 1981
Percentage of Ownership:
   99% by Citadel Service Corporation
   1% by Directors
Nature of Business:
   Trust Functions

GATEWAY MORTGAGE CORPORATION
Date and State of Incorporation:
   July 7, 1972 - California
Percentage of Ownership:
   100% by Citadel Service Corporation
Nature of Business:
   Acts as Trustee under deeds of trust, handles foreclosures and related items.


                                  Exhibit 21